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                                                                 EXHIBIT 23.5
                                             ComEd Transitional Funding Trust
                                                  Form S-3 File No. 333-60907






                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



                    As independent public accountants, we hereby consent to the inclusion in this Form S-3 Registration Statement of our report dated
November 9, 1998. We also hereby consent to all references to our Firm included in this Form S-3 Registration Statement.


          ARTHUR ANDERSON LLP

          Chicago, Illinois

          November 27, 1998


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